SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                            Date of the Report
                     (date of earliest event reported):
                               June 1, 1995


                  Central Illinois Public Service Company
            --------------------------------------------------
            (Exact name of registrant as specified in charter)


          Illinois             1-3672               37-0211380
      ----------------   -------------------    ------------------
     (State or other      (Commission File       (IRS Employer
     jurisdiction of      Number)                Identification
      incorporation)                              Number)


            607 East Adams Street, Springfield, Illinois  62739
            -----------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  (217) 523-3600

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          -----------------------------------

(c)    Exhibits:

       1.03  Distribution Agreement dated June 1, 1995, between
             Central Illinois Public Service Company and the Agents named therein.

       4.03  Form of Supplemental Indenture providing for
             Medium-Term Notes, as series of First Mortgage Bonds.

       12    Statement regarding computation of ratios.

The above exhibits are filed herewith in connection with the Company's Registration Statement on Form S-3 (Registration
No. 33-56063) which became effective November 21, 1994.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       Central Illinois Public Service Company



                         /s/Craig D. Nelson
                       ----------------------------------------
                                 Craig D. Nelson
                                 Treasurer

Date:  June 1, 1995

                              EXHIBIT INDEX


Exhibit
  No.                  Description
- ------------------------------------------
1.03   Distribution Agreement dated
       June 1, 1995, between Central
       Illinois Public Service Company
       and the Agents named therein.

4.03   Form of Supplemental Indenture
       providing for Medium-Term Notes,
       as series of First Mortgage Bonds.

12     Statement regarding computation of
       ratios.